UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2006

REGAL-BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511
(Address of principal executive office)

(608) 364-8800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 9, 2006, the Board of Directors of REGAL-BELOIT CORPORATION (the “Company”) approved the appointment of Ms. Carol N. Skornicka as a Class “C” Director of the Company. Ms. Skornicka has not been appointed to any committees at this time. Ms. Skornicka has been Sr. Vice President-Corporate Affairs, Secretary and General Counsel of Midwest Air Group (AMEX: MEH) since 1999. She joined Midwest Air Group in 1996.

There are no arrangements or understandings pursuant to which Ms. Skornicka was selected as a director. There are no related party transactions between REGAL-BELOIT CORPORATION and Ms. Skornicka.

A copy of the press release announcing the appointment that was issued on September 9, 2006 is attached hereto as Exhibit No. 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits: The following exhibit is being furnished herewith:
(99) Press Release of REGAL-BELOIT CORPORATION dated September 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: s/ David A. Barta_________________
Vice President, Chief Financial Officer

Dated: September 9, 2006